UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

LYFT, INC.
(Name of Registrant as Specified In Its Charter)

ENGINE CAPITAL LP

ENGINE JET CAPITAL, L.P.

ENGINE LIFT CAPITAL, LP

ENGINE CAPITAL MANAGEMENT, LP

ENGINE CAPITAL MANAGEMENT GP, LLC

ENGINE INVESTMENTS, LLC

ENGINE INVESTMENTS II, LLC

ARNAUD AJDLER

ALAN L. BAZAAR

DANIEL B. SILVERS

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ENGINE CAPITAL LP

April 28, 2025

Dear Fellow Lyft Stockholders:

Engine Capital LP and the other participants in this solicitation (collectively, “Engine,” “we” or “our”) are the beneficial owners of an aggregate of 3,335,675 shares of Class A Common Stock, par value $0.00001 per share (the “Class A Common Stock”), of Lyft, Inc., a Delaware corporation (“Lyft” or the “Company”). For the reasons set forth in the attached Proxy Statement, we believe meaningful changes to the composition of the Board of Directors of the Company (the “Board”) are necessary in order to ensure that the Company is being run in a manner consistent with your best interests.

We are seeking your support for the election of our two (2) nominees as directors at the Company’s 2025 annual meeting of stockholders (the “Annual Meeting”) scheduled to be held on June 5, 2025, because we believe that the Board will benefit from the addition of directors with significant public market, capital allocation and capital markets expertise and have a shared objective of enhancing value for the benefit of all Lyft stockholders. The individuals that we have nominated are highly qualified, capable and have the right experience to address Lyft’s most pressing needs.

The Company has a classified Board which is currently divided into three (3) classes. The Company has disclosed that the terms of four (4) Class III directors expire at the Annual Meeting. Through the attached Proxy Statement and enclosed BLUE universal proxy card, we are soliciting proxies to elect not only our two (2) nominees, but also two (2) of the Company’s nominees whose election we do not oppose. Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees.

Engine and Lyft will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to four (4) nominees on Engine’s enclosed BLUE universal proxy card. Any stockholder who wishes to vote for any combination of our nominees and the Company nominees may do so on Engine’s BLUE universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote. We urge stockholders to use our BLUE universal proxy card to vote “FOR” our two (2) nominees and two (2) Company nominees whose election we do not oppose.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed BLUE universal proxy card today. The attached Proxy Statement and the enclosed BLUE universal proxy card are first being furnished to stockholders on or about April 28, 2025.

If you have already voted for the incumbent management slate on the Company’s proxy card, you have every right to change your vote by signing, dating, marking your vote and returning a later dated BLUE universal proxy card or by voting at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Saratoga Proxy Consulting LLC, which is assisting us, at its address and toll-free number listed below.

Thank you for your support,

/s/ Arnaud Ajdler

Engine Capital LP

Arnaud Ajdler

If you have any questions, require assistance in voting your BLUE universal proxy card,

or need additional copies of Engine’s proxy materials,

please contact:

520 8th Avenue, 14th Floor

New York, NY 10018

(212) 257-1311

Stockholders call toll-free at (888) 368-0379
Email: info@saratogaproxy.com

2025 ANNUAL MEETING OF STOCKHOLDERS
OF
LYFT, INC.
_________________________

PROXY STATEMENT
OF
ENGINE CAPITAL LP
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE UNIVERSAL PROXY CARD TODAY

Engine Capital LP, a Delaware corporation (“Engine Capital”), and the other participants in this solicitation (collectively, “Engine,” “we” or “our”) are stockholders of Lyft, Inc., a Delaware corporation (“Lyft” or the “Company”), who beneficially own an aggregate of 3,335,675 shares of Class A Common Stock, par value $0.00001 per share (the “Class A Common Stock”), of Lyft, representing approximately 0.8% of the outstanding shares of Class A Common Stock. We believe that the Board of Directors of the Company (the “Board”) will benefit from the addition of directors with significant public market, capital allocation and capital markets expertise and have a shared objective of enhancing value for the benefit of all Lyft stockholders.

We have nominated directors who have strong, relevant backgrounds and who are committed to fully exploring all opportunities to increase stockholder value. Accordingly, we are seeking your support at the annual meeting of stockholders scheduled to be held virtually on Thursday, June 5, 2025, at 10:00 a.m. Pacific Time by live webcast at www.cesonlineservices.com/lyft25_vm (including any adjournments, postponements or continuations thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following:

1.	To elect Engine Capital’s two (2) director nominees, Alan L. Bazaar and Daniel B. Silvers (each an “Engine Nominee” and together, the “Engine Nominees”), as members of the Board, to serve until the 2028 annual meeting of stockholders (the “2028 Annual Meeting”);
2.	To vote on the Company’s proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025;
3.	To vote on the Company’s proposal to approve of, on an advisory basis, the compensation of the Company’s named executive officers;
4.	To vote on a stockholder proposal regarding an assessment of Lyft’s use of artificial intelligence, if properly presented at the Annual Meeting; and
5.	To vote on any other business as may properly come before the Annual Meeting.

This Proxy Statement and the enclosed BLUE universal proxy card are first being mailed to stockholders on or about April 28, 2025.

The Company has a classified Board which is currently divided into three (3) classes. The Company has disclosed that the terms of four (4) Class III directors expire at the Annual Meeting. Through this Proxy Statement and enclosed BLUE universal proxy card, we are soliciting proxies to elect not only the two (2) Engine Nominees, but also two (2) of the Company’s nominees whose election we do not oppose, Jill Beggs and Ariel Cohen (the “Unopposed Company Nominees”). Engine and Lyft will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to four (4) nominees on Engine’s enclosed BLUE universal proxy card. Any stockholder who wishes to vote for two (2) Company nominees in addition to the Engine Nominees may do so on Engine’s BLUE universal proxy card. There is no need to use the Company’s white universal proxy card or voting instruction form, regardless of how you wish to vote.

Your vote to elect the Engine Nominees will have the legal effect of replacing two (2) incumbent directors with the Engine Nominees. If elected, the Engine Nominees, subject to their fiduciary duties as directors, will seek to work with the other members of the Board to evaluate all opportunities to enhance stockholder value. However, the Engine Nominees will constitute a minority on the Board and there can be no guarantee that they will be able to implement the actions that they believe are necessary to unlock stockholder value, but we believe the election of our Engine Nominees is an important step in the right direction for enhancing long-term value at the Company. There is no assurance that any of the Company’s nominees will serve as directors if all or some of the Engine Nominees are elected. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

The Company has disclosed that the Annual Meeting will take place in a virtual meeting format by live webcast at www.cesonlineservices.com/lyft25. Stockholders will not be able to attend the Annual Meeting in person. For further information on how to attend and vote virtually at the Annual Meeting and by proxy please see the “VOTING AND PROXY PROCEDURES” and “VIRTUAL MEETING” sections of this Proxy Statement.

Stockholders are permitted to vote for fewer than four (4) nominees or for any combination (up to four (4) total) of the Engine Nominees and the Company’s nominees on the enclosed BLUE universal proxy card. However, if stockholders choose to vote for any of the Company’s nominees, we recommend that stockholders vote in favor of only the Company nominees who we believe are the most qualified to serve as directors – the Unopposed Company Nominees – to help achieve a Board composition that we believe is in the best interest of all stockholders. We recommend that stockholders do not vote for any of the Company’s nominees other than the Unopposed Company Nominees. Among other potential consequences, voting for Company nominees other than the Unopposed Company Nominees may result in the failure of one or all of the Engine Nominees to be elected to the Board. Engine urges stockholders to use our BLUE universal proxy card to vote “FOR” all of the Engine Nominees and “FOR” the Unopposed Company Nominees.

IF YOU MARK FEWER THAN FOUR (4) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR BLUE UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE TWO (2) ENGINE NOMINEES AND THE TWO (2) UNOPPOSED COMPANY NOMINEES. IMPORTANTLY, IF YOU MARK MORE THAN FOUR (4) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

The Company has set the close of business on April 22, 2025 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The address of the principal executive offices of the Company is 185 Berry St., Suite 400, San Francisco, California 94107. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of the Record Date, there were 412,105,246 shares of Class A Common Stock outstanding and 8,530,629 shares of Class B Common Stock outstanding. The Company’s Class A Common Stock and Class B Common Stock will vote as a single class on all matters described in the Company’s proxy statement for which your vote is being solicited. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of Class A Common Stock is entitled to one vote on each proposal, and each share of Class B Common Stock is entitled to 20 votes on each proposal. The Company’s Class A Common Stock and Class B Common Stock are collectively referred to in this Proxy Statement as the Company’s “Common Stock.”

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As of the date hereof, Engine Capital, a Delaware limited partnership, Engine Jet Capital, L.P., a Delaware limited partnership (“Engine Jet”), Engine Lift Capital, LP, a Delaware limited partnership (“Engine Lift”), Engine Capital Management, LP, a Delaware limited partnership (“Engine Management”), Engine Capital Management GP, LLC, a Delaware limited liability company (“Engine GP”), Engine Investments, LLC, a Delaware limited liability company (“Engine Investments”), Engine Investments II, LLC, a Delaware limited liability company (“Engine Investments II”), Arnaud Ajdler, a citizen of Belgium, and the Engine Nominees (each a “Participant” and, collectively, the “Participants”) collectively beneficially owned 3,335,675 shares of Class A Common Stock (the “Engine Shares”). We intend to vote all of the Engine Shares “FOR” the election of the Engine Nominees and the Unopposed Company Nominees, “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025, “AGAINST” the approval of, on an advisory basis, the compensation of the Company’s named executive officers and “ABSTAIN” with respect to the stockholder proposal, if properly presented, as described herein.

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed BLUE universal proxy card today.

THIS SOLICITATION IS BEING MADE BY ENGINE AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH WE ARE NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE UNIVERSAL PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

ENGINE URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED BLUE UNIVERSAL PROXY CARD VOTING “FOR” THE ELECTION OF THE ENGINE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE UNIVERSAL PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT WILL BE COUNTED. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our BLUE universal proxy card are available at

www.saratogaproxy.com/Engine

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IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own. Engine urges you to sign, date, and return the enclosed BLUE universal proxy card today to vote “FOR” the election of the Engine Nominees and in accordance with Engine’s recommendations on the other proposals on the agenda for the Annual Meeting.

•

If your shares of Common Stock are registered in your own name, please sign and date the enclosed BLUE universal proxy card and return it to Engine, c/o Saratoga Proxy Consulting LLC (“Saratoga”), in the enclosed postage-paid envelope today.

•

If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a BLUE voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions. As a beneficial owner, you may vote the shares virtually at the Annual Meeting only if you obtain a legal proxy from the broker or bank giving you the rights to vote the shares.

•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting instruction form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting instruction form in the enclosed pre-paid return envelope.
•	You may vote your shares virtually at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you submit your BLUE universal proxy card by mail by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

As Engine is using a “universal” proxy card, which includes our Engine Nominees as well as the Company’s nominees, there is no need to use any other proxy card regardless of how you intend to vote. Engine strongly urges you NOT to sign or return any white proxy cards or voting instruction forms that you may receive from the Company. Even if you return the Company’s white proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us.

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If you have any questions, require assistance in voting your BLUE universal proxy card,

or need additional copies of Engine’s proxy materials,

please contact:

520 8th Avenue, 14th Floor

New York, NY 10018

(212) 257-1311

Stockholders call toll-free at (888) 368-0379
Email: info@saratogaproxy.com

5

BACKGROUND TO THE SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation:

•	Prior to making any material investment in a company, Engine Capital undertakes detailed analysis and conducts extensive due diligence on the company to better understand the cause of a company’s underperformance. In 2024, Engine Capital began accumulating shares of Lyft’s securities, based on the view that Lyft was deeply undervalued, despite its recognized brand, strong market position as the number two player in the growing rideshare market and improving fundamentals.
•	Engine Capital continued to monitor and analyze Lyft’s performance and as part of Engine Capital’s on-going diligence, Engine Capital sought to discuss a range of issues with the Company’s management team.
•	On February 19, 2025, Arnaud Ajdler, the Managing Member of Engine Capital, had a call with members of the Company’s management team, where Mr. Ajdler discussed his views on a range of topics, including the Company’s cost management, share-based compensation practices, stock dilution, the share repurchase program, and overall stockholder returns.
•	On February 24, 2025, Mr. Ajdler had a call with Erin Brewer, the Company’s Chief Financial Officer, and Aurélien Nolf, Vice President, Financial Planning and Analysis and Investor Relations, to discuss the Company’s operations, financial performance and long-term financial strategy and to further discuss Engine Capital’s perspectives around the Company’s capital allocation, governance and potential strategic opportunities. Mr. Ajdler’s communications with certain members of the Company’s management team only increased Engine Capital’s concern that the Company will continue to struggle as a standalone entity and deliver disappointing returns for stockholders.
•	On February 25, 2025, Engine Capital submitted a request to the Company for the Company’s form of director and officer questionnaire required by the Company’s amended and restated bylaws (the “Bylaws”).
•	On February 28, 2025, Mr. Ajdler sent an email to members of the Company’s management team indicating that Engine Capital was actively considering nominating director candidates. Mr. Ajdler also requested a conversation with David Risher, the Company’s Chief Executive Officer, to discuss Engine Capital’s views on certain corporate governance and capital allocation matters as well as potential opportunities to enhance stockholder value at the Company.
•	On March 4, 2025, the Company’s legal counsel provided Engine Capital’s legal counsel with the Company’s form of director and officer questionnaire pursuant to the Bylaws.
•	On March 6, 2025, Mr. Ajdler had a call with Mr. Risher and Mr. Nolf to further discuss Engine Capital’s views. During the conversation, Mr. Ajdler communicated his concerns regarding the Company’s performance against its main competitors, lack of business diversification, continued stock dilution, and poor capital allocation. Mr. Ajdler discussed potential strategic options that could help the Company improve scale, diversify its business and improve its capital allocation. He also conveyed his belief that the Board would benefit from the addition of directors with public market experience and a capital allocation mindset. Mr. Ajdler also expressed his view that the Company would benefit from governance enhancements, including the elimination of both the Board’s classified structure and the Company’s dual-class share structure. Mr. Ajdler indicated his intention to nominate two director candidates.
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•	On March 11, 2025, Engine Capital delivered a letter to the Company, in accordance with the Bylaws, nominating Alan L. Bazaar and Daniel B. Silvers for election to the Board at the Annual Meeting.
•	Also on March 11, 2025, Mr. Ajdler informed Mr. Risher that Engine Capital wished to recommend two additional individuals for consideration as directors outside of the formal nomination process. Mr. Ajdler noted that these individuals did not wish to be nominated formally and indicated that Engine would follow up with their names and additional commentary.
•	On March 14, 2025, Mr. Ajdler had a call with Mr. Risher and Mr. Nolf and shared the names of the two additional director candidates in advance of the call. During this call, Mr. Ajdler reiterated Engine Capital’s view that the Board lacks sufficient experience in public company governance and capital allocation and that the individuals Engine Capital had put forward had great track records and strong corporate governance and capital allocation experience. Mr. Ajdler emphasized that both the nominated and recommended individuals possessed these critical skills and urged the Company to interview all four individuals.
•	On March 25, 2025, Engine Capital sent a letter to the Company’s Board which further outlined Engine Capital’s perspectives on actions that would improve the Company’s governance, capital allocation, strategic direction and long-term financial performance.
•	On March 26, 2025, Mr. Ajdler had a follow-up conversation with Mr. Risher and Mr. Nolf to discuss the Board’s response to its director candidates. During this discussion, Mr. Risher informed Mr. Ajdler that the Board had declined to further consider any of the individuals proposed by Engine Capital. In response, Mr. Ajdler reiterated Engine Capital’s concern regarding the Board’s lack of capital allocation expertise and public company governance experience. Mr. Ajdler also expressed his disappointment that the Board would not even interview the director candidates.
•	On March 27, 2025, Mr. Ajdler emailed Mr. Risher to request a meeting with a subset of the Board and proposed that Engine Capital and the Company work together to identify a mutually agreeable director candidate with public company governance and capital allocation experience.
•	On April 2, 2025, Mr. Ajdler met with Mr. Nolf and two directors of the Company: Prashant Aggarwal, Lead Independent Director and Chair of the Nominating and Corporate Governance Committee, and John Stephenson, Chair of the Audit Committee. During the meeting, Mr. Ajdler reiterated his concern about the Company’s capital allocation and emphasized the need for more aggressive share repurchases given the Company’s net cash position and low valuation. Mr. Ajdler also shared his concerns regarding the dual-class share structure. Mr. Aggarwal replied that the dual-class share structure was beneficial and allowed the Board to focus on long-term goals. Mr. Ajdler challenged that point of view, considering the long-term performance of the Company.
•	On April 7, 2025, Mr. Ajdler had a call with Mr. Risher and Mr. Nolf. During the conversation, Mr. Risher confirmed that the Board remained unwilling to consider any of Engine Capital’s director candidates for appointment or work with Engine to identify a mutually agreeable director candidate. Mr. Risher, however, indicated that the Company remained open to continued engagement. When discussing the dual-class share structure, Mr. Risher reiterated the Company’s view that it was beneficial and allowed the Company to focus on long-term goals. Mr. Ajdler again challenged this view in light of the Company’s long-term performance as well as the misaligned incentives it creates. Mr. Ajdler concluded the call by proposing that Engine Capital and Lyft enter into a NDA which would allow both parties to continue engaging and work on a substantial return of capital.
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•	Also on April 7, 2025, Mr. Risher informed Mr. Ajdler that the Board had concluded that a NDA was not an appropriate path forward.
•	On April 8, 2025, Mr. Ajdler informed Mr. Risher that he was disappointed both parties could not resolve their differences privately and that Engine Capital would proceed with soliciting proxies in support of the Engine Nominees at the Annual Meeting.
•	On April 11, 2025, the Company filed its preliminary proxy statement with the SEC.
•	On April 16, 2025, Engine Capital filed its preliminary proxy statement with the SEC.
•	On April 24, 2025, the Company filed its definitive proxy statement with the SEC.
•	On April 28, 2025, Engine Capital filed this definitive proxy statement with the SEC.
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REASONS FOR THE SOLICITATION

We invested in Lyft because of its recognized brand, its strong market position as the number two player in the growing rideshare market, its improving fundamentals and the belief that the Company is deeply undervalued. As part of our diligence, we have had an opportunity to discuss the Company and its prospects with many former employees and with Lyft’s management, including Mr. Risher, Erin Brewer, the Company’s CFO, and Aurélien Nolf, Vice President, Financial Planning and Analysis and Investor Relations.

Lyft’s Strong Operational Performance Has Not Translated into Positive Returns

Over the last few years, the Company’s efforts to delight customers, streamline operations and expand its market presence have led to notable enhancements in its operational and financial performance. Metrics such as bookings, revenue, EBITDA and free cash flow have all improved meaningfully.1

Summary	2021A	2022A	2023A	2024A	Change	CAGR
Gross Bookings	$9,746	$12,057	$13,775	$16,099	$6,354	18.2%
Revenue	$3,208	$4,095	$4,404	$5,786	$2,578	21.7%
EBITDA	($158)	($417)	$222	$382	$540	N/A
FCF	($181)	($352)	($248)	$766	$947	N/A

Unfortunately, these improvements have not translated into positive returns for stockholders. Lyft has failed to generate positive stockholder value over most relevant time periods, and has significantly underperformed Uber and broader indexes.2 Further, the Company’s stock trades at a deep discount to its intrinsic value at an EV to 2026 consensus EBITDA multiple of approximately 6.6x. This valuation disconnect is even more pronounced looking out to 2027, when the stock trades at only 5.3x the 2027 consensus EBITDA.

1 Source: Company filings. Figures in millions.

2 Source: Capital IQ. Total shareholder returns calculated as of April 14, 2025. Returns since IPO calculated from the close of Lyft’s first trading day.

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We Believe Several Opportunities Exist for the Board to Optimize Lyft’s Valuation

Given these poor shareholder returns, we believe it is crucial for the Board to take a hard look at the situation and act with a sense of urgency to deliver value for long-term stockholders. In particular, we recommend the Board take the following actions:

1. Eliminate the Dual-Class Share Structure, Declassify the Board and Appoint New Directors with Relevant Skillsets for the Company’s Current Stage

We believe a dual-class share structure is never justified at a publicly traded company. Now that Lyft’s founders have taken a step back from the day-to-day operations and have transitioned the Company into new leadership, there is absolutely no reason for Lyft to maintain its dual-class share structure. “One share, one vote” is a bedrock of corporate democracy, and we believe this must apply to Lyft. The Company’s dual-class share structure is also in complete contradiction to the culture Lyft represents with its “we all belong” tagline. “We all belong,” except for the millions of Class A stockholders who have no meaningful influence over Lyft’s operations, while Logan Green and John Zimmer, despite owning less than 2.5% of the economic interests, effectively control the Company.

Additionally, we believe that the annual election of directors is critical to maintaining Board and management accountability. By taking action to declassify the Board, the Company would demonstrate its commitment to improving its corporate governance and its willingness to have directors be accountable to directors annually.

We also believe the Board would benefit enormously from adding directors with significant public market, capital allocation and capital markets expertise. We note that seven of 10 current directors have never been on any other public company boards besides Lyft, and believe the Board has a bias toward director candidates with early stage and venture capital backgrounds. While this perspective may have been valuable years ago, Lyft is now a larger, more mature company that generates tremendous free cash flow, and demands directors who can provide experienced oversight, disciplined capital allocation, and strategic guidance aligned with the challenges of operating a more mature public company that generates significant free cash flows.

2. Refine Capital Allocation and Reduce Dilution

Given its undervaluation, we believe the Company should be aggressively reducing its share count rather than diluting stockholders at the current accelerated pace. While we acknowledge the Company’s announcement of a $500 million share buyback, the announcement itself highlighted the scale of the Company’s dilution problem by stating the repurchase would be earmarked to offset dilution. At the current dilution pace, $500 million (representing approximately 10% of Lyft’s market capitalization) will not even cover two years of dilution.

We believe the Board must do two things to refine Lyft’s capital allocation:

•	Meaningfully Reduce Dilution: We were surprised to learn that Lyft does not pay bonuses to its employees, and instead only pays a base salary and stock-based compensation. In more than 20 years analyzing public companies, this is the first time we have encountered such a compensation model. Given the undervaluation of the stock, Lyft cannot continue to pay these amounts of stock-based compensation. Lyft must introduce cash bonuses and further offshore functions to jurisdictions with lower expectations for stock-based compensation.

•	Aggressively Repurchase Shares: Lyft is sitting on close to $2 billion in cash and is generating significant free cash flow. Lyft should use its cash to shrink its number of shares outstanding, not to just slow the growth of its share count.

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3. Initiate a Strategic Review

We believe more scale and diversification will be paramount as the rideshare industry evolves, and that Lyft’s odds of success will increase significantly if it is part of a larger organization. We therefore believe the Board should immediately initiate a review of strategic alternatives, not only to maximize value for stockholders, but also to improve the Company’s competitive positioning to benefit all stakeholders. We spoke with more than a dozen former senior executives, who echoed our concerns about Lyft’s competitive position and prospects as a standalone company. The consensus among these former executives is that the Company needs to be sold or merged. For the right strategic partner, Lyft could be an incredibly valuable asset, with significant revenue and cost synergies, especially now that the Company is profitable and cash flow generative.

While Lyft has made commendable progress in improving its operational performance, this success is not reflected in the Company's share price. We believe it is critical for Lyft, its stockholders and its other stakeholders, to become part of a larger organization. We hope the outcome of the vote serves as a referendum on the Company’s poor governance and continued underperformance, reinforcing the need for meaningful change. We therefore urge the Board to start exploring strategic alternatives, and, in parallel, improve its capital allocation and governance by adding directors with relevant public market experience and eliminating the Company’s dual-class share structure.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

According to the Company’s proxy statement, the Board is currently composed of 10 directors, with four (4) Class III directors standing for election at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our two (2) Engine Nominees, Alan L. Bazaar and Daniel B. Silvers, for terms ending at the 2028 Annual Meeting. Your vote to elect the Engine Nominees will have the legal effect of replacing two (2) directors of the Company with the Engine Nominees. If elected, the Engine Nominees will represent a minority of the members of the Board, and, therefore, it is not guaranteed that they will be able to implement any actions that they may believe are necessary to enhance stockholder value. However, we believe the election of the Engine Nominees is an important step in the right direction for enhancing long-term value at the Company. There is no assurance that any of the Company’s nominees will serve as a director if our Engine Nominees are elected to the Board. You should refer to the Company’s proxy statement for the names, background, qualifications and other information concerning the Company’s nominees.

This Proxy Statement is soliciting proxies to elect not only the two (2) Engine Nominees, but also the two (2) Unopposed Company Nominees. This Proxy Statement includes the notice information required to be provided to the Company pursuant to the Universal Proxy Rules, including Rule 14a-19(a)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Proxy Statement includes the names of all nominees for whom we intend to solicit proxies. Further, we intend to solicit the holders of Stock representing at least 67% of the voting power of the Common Stock entitled to vote on the election of directors in support of director nominees other than the Company’s nominees.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five (5) years of each of the Engine Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Engine Nominees should serve as directors of the Company are set forth above in the section entitled “Reasons for the Solicitation” and below. This information has been furnished to us by the Engine Nominees. Each of the Engine Nominees is a citizen of the United States of America.

Alan L. Bazaar, age 55, has served as the CEO of Hollow Brook Wealth Management LLC, an investment advisory services firm, where he is responsible for firm-wide operations, investment research, and portfolio management, since January 2013, and before that, as a Managing Director, from 2010 to 2012. Prior to that, Mr. Bazaar was a Managing Director and Portfolio Manager at Richard L. Scott Investments, LLC, a private investment firm, where he co-managed the public equity portfolio and was responsible for all elements of due diligence, from July 1999 until December 2009. Previously, Mr. Bazaar was employed by Arthur Anderson LLP in the Assurance and Financial Buyer’s Practices group and in the Business Fraud and Investigation Services Unit. Currently, Mr. Bazaar serves on the Board of Directors of Orthofix Medical Inc. (NASDAQ: OFIX), medical technology company, since December 2023. Previously, Mr. Bazaar served on the Board of Directors of Wireless Telecom Group, Inc. (NYSE AMERICAN: WTT), which designs and manufactures radio frequency and microwave-based products for wireless and advanced communications industries, from June 2013 to August 2023, including as the Chairman of the Board of Directors, from April 2014 to August 2023. Prior to that, Mr. Bazaar served on the Board of Directors of each of PDL BioPharma, Inc. (formerly NASDAQ: PDLI), a developer of innovative therapeutics and healthcare technologies, from February 2020 to March 2021, Hudson Global, Inc. (NASDAQ: HSON), a talent solutions provider, from June 2015 to May 2019, Sparton Corporation (formerly NYSE: SPA) a provider of design, development and manufacturer services for complex electromechanical devices, from May 2016 until it was acquired by Sparton Parent, Inc. (f/k/a Striker Parent 2018, LLC), an affiliate of Cerberus Capital Management, L.P., in May 2019, LoJack Corporation (formerly NASDAQ: LOJN), a provider of products and services for tracking and recovering cars, trucks, and other valuable mobile assets, from March 2015 until it was acquired by CalAmp Corp. (NASDAQ: CAMP) in March 2016, NTS, Inc. (formerly NYSE AMERICAN: NTS), a provider of advanced communication services, from December 2012 until it was acquired by an affiliate of private equity firm, Tower Three Partners LLC, in June 2014, and Media Sciences International, Inc. (formerly NASDAQ: MSII), a manufacturer and distributor of business color printer supplies and industrial ink applications in the United States, from 2004 to April 2008. Mr. Bazaar also previously served as a director of Airco Industries, Inc., a privately held manufacturer of aerospace products. Mr. Bazaar holds a B.A. from Bucknell University and both an M.S. in Accounting and an M.B.A. from the Stern School of Business at New York University. Mr. Bazaar is a Certified Public Accountant (inactive).

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Engine believes that Mr. Bazaar’s successful track record as an accomplished business leader with significant experience as a CEO and member of public boards would make him a valuable addition to the Board.

Daniel B. Silvers, age 48, has served as the managing member of Matthews Lane Capital Partners LLC (“Matthews Lane”), an investment firm, since 2015. Additionally, Mr. Silvers has served as Executive Chairman of Winventory, Inc., a tech-enabled event ticketing management partner, since January 2024. Mr. Silvers served as Executive Vice President and Chief Strategy Officer at Inspired Entertainment, Inc. (NASDAQ: INSE), a gaming technology company, between December 2016 and January 2023 and as Chief Executive Officer and a director of Leisure Acquisition Corp. (NASDAQ: LACQ) (“Leisure Acquisition”), a special purpose acquisition company, from September 2017 to June 2021. Previously, Mr. Silvers was the President of SpringOwl Asset Management LLC, an investment management firm, from 2009 to 2015 (including predecessor entities). Mr. Silvers was the President of Western Liberty Bancorp (formerly NASDAQ: WLBC), an acquisition-oriented holding company, from 2009 to 2010. From 2005 to 2009, Mr. Silvers served as a Vice President at Fortress Investment Group LLC (formerly NYSE: FIG), a leading global alternative asset manager. Prior to that, Mr. Silvers was a senior member of the real estate, gaming and lodging investment banking group at Bear, Stearns & Co. Inc. (formerly NYSE: BSC), a global financial services firm, from 1999 to 2005. Mr. Silvers has served on the board of directors of Modivcare Inc. (NASDAQ: MODV), a technology-enabled health care company, since April 2025, and MRC Global, Inc. (NYSE: MRC), an industrial distributor, since April 2024. Mr. Silvers previously has served on the boards of directors of several companies, including Leisure Acquisition from 2017 to 2021, Avid Technology, Inc. (NASDAQ: AVID), a global media technology provider, from 2018 to 2023, PICO Holdings, Inc. (NASDAQ: PICO), a diversified holding company, from 2016 to 2018, Forestar Group Inc. (NYSE: FOR), a real estate development company, from 2015 to 2017, Ashford Hospitality Prime (NYSE: AHP), a hospitality REIT, in 2017, bwin.party digital entertainment plc, an online gaming company, from 2014 to 2015, International Game Technology PLC (NYSE: IGT), an international gaming technology company, in 2013, Universal Health Services, Inc. (NYSE: UHS), a hospital management and health services company, from 2009 to 2011 and India Hospitality Corp., a hospitality and food service company, from 2010 to 2017. Mr. Silvers holds a B.S. in Economics and a M.B.A. in Finance from The Wharton School of the University of Pennsylvania. Mr. Silvers also received a Corporate Governance certification through the Director Education & Certification Program at the UCLA Anderson School of Management.

Engine believes that Mr. Silvers’ considerable executive level experience, together with his corporate finance, capital allocation, capital markets expertise and substantial public company board experience, will make him a valuable addition to the Board.

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The principal business address of Mr. Bazaar is 152 Bedford Road, 2nd Floor, Katonah, New York 10536. The principal business address of Mr. Silvers is a personal residence which has been retained in the files of Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, New York, New York 10019.

As of the date hereof, neither of Messrs. Bazaar or Silvers owns any securities of the Company and neither have entered into any transactions in the securities of the Company during the past two years. For information regarding purchases and sales of securities of the Company during the past two (2) years by the Participants, see Schedule I.

Each of the Engine Nominees may be deemed to be a member of a “group” with the other participants in this solicitation for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 3,335,675 shares of Class A Common Stock owned in the aggregate by all of the Participants. Each Participant disclaims beneficial ownership of the shares of Class A Common Stock that he or it does not directly own.

We believe that each Engine Nominee presently is, and if elected as a director of the Company, each of the Engine Nominees would qualify as, an “independent director” within the meaning of (i) applicable NASDAQ listing standards applicable to board composition, including NASDAQ Listing Rule 5605(a)(2), and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, Engine acknowledges that no director of a NASDAQ listed company qualifies as “independent” under the NASDAQ listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, Engine acknowledges that if any Nominee is elected, the determination of such Engine Nominee’s independence under the NASDAQ listing standards ultimately rests with the judgment and discretion of the Board. No Engine Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

Each of the Engine Nominees has consented to being named as a nominee of Engine Capital in any proxy statement relating to the Annual Meeting and to serving as a director of the Company if elected.

Engine Capital has entered into letter agreements with each of the Engine Nominees, pursuant to which Engine Capital and its affiliates have agreed to indemnify the Engine Nominees against claims arising from the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting and any related transactions (the “Solicitation”). For the avoidance of doubt, such indemnification does not apply to any claims made against such Engine Nominee(s) in their capacity as a director of the Company, if so elected.

On March 11, 2025, the Participants entered into a Group Agreement in connection with the Annual Meeting, pursuant to which, among other things, the parties agreed (a) to solicit proxies for the election of the Engine Nominees at the Annual Meeting, (b) that the Engine Nominees would not enter into any transactions in the securities of the Company without the prior written consent of Engine and (c) that Engine would bear all expenses incurred in connection with the Participants’ activities, including approved expenses incurred by any of the parties in connection with the Solicitation, subject to certain limitations.

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Except as otherwise set forth in this Proxy Statement (including the Schedule hereto), (i) during the past 10 years, no Engine Nominee has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Engine Nominee directly or indirectly beneficially owns any securities of the Company; (iii) no Engine Nominee owns any securities of the Company which are owned of record but not beneficially; (iv) no Engine Nominee has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Engine Nominee is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Engine Nominee is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Engine Nominee owns beneficially, directly or indirectly, any securities of the Company; (viii) no Engine Nominee owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Engine Nominee or any of his associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Engine Nominee or any of his associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Engine Nominee has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Engine Nominee holds any positions or offices with the Company; (xiii) no Engine Nominee has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer, (xiv) no companies or organizations, with which any of the Engine Nominees has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company and (xv) there are no material proceedings to which any Engine Nominee or any of his associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as disclosed herein, with respect to each of the Engine Nominees, (a) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act (“Regulation S-K”) occurred during the past 10 years, (b) there are no relationships involving any Engine Nominee or any of such Engine Nominee’s associates that would have required disclosure under Item 407(e)(4) of Regulation S-K had such Engine Nominee been a director of the Company, and (c) neither of the Engine Nominees nor any of their associates has received any fees earned or paid in cash, stock awards, option awards, non-equity incentive plan compensation, changes in pension value or nonqualified deferred compensation earnings or any other compensation from the Company during the Company’s last completed fiscal year, or was subject to any other compensation arrangement described in Item 402 of Regulation S-K.

Other than as stated herein, there are no arrangements or understandings between Engine, the Engine Nominees, or any other person or persons pursuant to which the nomination of the Engine Nominees described herein is to be made. Other than as stated herein, none of the Engine Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

Stockholders will have the ability to vote for up to four (4) nominees on Engine’s enclosed BLUE universal proxy card. Any stockholder who wishes to vote for any combination of the Engine Nominees and the Company’s nominees may do so on Engine’s enclosed BLUE universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote. Engine urges stockholders to vote using our BLUE universal proxy card “FOR” the Engine Nominees and the Unopposed Company Nominees.

Stockholders are permitted to vote for less than four (4) nominees or for any combination (up to four (4) total) of the Engine Nominees and the Company’s nominees on the BLUE universal proxy card. However, if stockholders choose to vote for any of the Company’s nominees, we recommend that stockholders vote in favor of the Unopposed Company Nominees, who we believe are sufficiently qualified to serve as directors, to help achieve a Board composition that we believe is in the best interest of all stockholders. Certain information about the Unopposed Company Nominees is set forth in the Company’s proxy statement. Engine is not responsible for the accuracy of any information provided by or relating to the Company or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Company or any other statements that the Company or its representatives have made or may otherwise make.

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IMPORTANTLY, IF YOU MARK FEWER THAN FOUR (4) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR BLUE UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE TWO (2) ENGINE NOMINEES AND THE TWO (2) UNOPPOSED COMPANY NOMINEES. IMPORTANTLY, IF YOU MARK MORE THAN FOUR (4) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF THE ENGINE NOMINEES ON THE ENCLOSED BLUE UNIVERSAL PROXY CARD.

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PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Company’s audit committee appointed PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, to audit its consolidated financial statements for the Company’s fiscal year ending December 31, 2025. The Company is submitting its selection of PwC to stockholders for ratification at the Annual Meeting.

As disclosed in the Company’s proxy statement, if the Company’s stockholders do not ratify the appointment of PwC, the Board may reconsider the appointment of PwC. According to the Company’s proxy statement, the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025 requires the affirmative vote of a majority of the voting power of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote against this proposal, and broker non-votes will have no effect.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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PROPOSAL NO. 3

ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

As disclosed in the Company’s proxy statement, under Section 14A of the Exchange Act, the Company’s stockholders are entitled to vote on a proposal to approve on an advisory (non-binding) basis, the compensation of the named executive officers. This proposal, commonly known as a “say-on-pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in the Company’s proxy statement. Accordingly, the Company is asking stockholders to vote for the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in the proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, compensation tables and narrative discussion and other related disclosure.”

As disclosed in the Company’s proxy statement, the approval, on an advisory basis, of the compensation of the Company’s named executive officers requires the affirmative vote of a majority of the voting power of the shares of the Company’s Common Stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Abstentions will have the effect of a vote against this proposal, and broker non-votes will have no effect.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

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PROPOSAL NO. 4

STOCKHOLDER PROPOSAL REGARDING AN ASSESSMENT OF LYFT’S USE OF ARTIFICIAL INTELLIGENCE

As disclosed in the Company’s proxy statement, the New York City Teachers’ Retirement System, the New York City Employees’ Retirement System, the New York City Police Pension Fund, the New York City Fire Pension Fund (individually a “System,” collectively the “Systems”), and the AFL-CIO Equity Index Funds, represented by Segal Marco Advisors (collectively with the Systems, the “Proponents”), stockholders of the Company, have given notice of their intention to present the proposal below at the Annual Meeting. The text of the proposal and the Proponents’ supporting statement states:

“RESOLVED: Shareholders request that the Board of Directors of Lyft, Inc. (“Lyft”) commission and oversee an independent, third-party human rights assessment of Lyft’s use of artificial intelligence (“AI”). This assessment should seek to identify any adverse human rights impacts on Lyft’s drivers and rideshare customers and recommend remedies to mitigate them. The assessment, prepared at reasonable cost and omitting legally privileged, confidential, or proprietary information, should be publicly disclosed on the Lyft’s website.

Supporting Statement

Given Lyft’s leading role in the development and deployment of AI, investors believe that Lyft should have a due diligence process in place to ensure that its AI systems do not cause or contribute to violations of internationally recognized human rights. The United Nations’ Guiding Principles on Business and Human Rights urge companies to “know and show” that they respect human rights by adopting “a human rights due diligence process to identify, prevent, mitigate and account for how they address their impacts on human rights.”3

Lyft has recognized that its uses of artificial intelligence and machine learning may present risks, including those associated with algorithm development or use, the data sets used, and/or a complex, developing regulatory environment. Additionally, it has acknowledged that “AI algorithms or automated processing of data may be flawed and datasets may be insufficient or contain inaccurate or biased information, which can create discriminatory outcomes.”4

The use of AI to dynamically set rideshare rates raises human rights concerns about the potential for algorithmic discrimination against drivers and customers. Ride fares and driver compensation rates set by variable AI algorithms may violate the equal pay for equal work principle recognized by the United Nations’ Universal Declaration of Human Rights.5 It also raises questions about Lyft’s adherence to its own anti-discrimination policy covering riders and drivers.6

3 United Nations, “Guiding Principles on Business and Human Rights,” 2011, p. 16, https://www.ohchr.org/sites/default/files/Documents/Publications/GuidingPrinciplesBusinessHR_EN.pdf.

4 Lyft, Annual Report (Form 10-K), at 32 (February 20, 2024).

5 See United Nations, “Universal Declaration of Human Rights,” 1948, https://www.un.org/en/about-us/universal-declaration-of-human-rights.

6 See Lyft, “Anti-Discrimination Policies,” https://help.lyft.com/hc/en-us/all/articles/115012923767.

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A 2023 Columbia Law Review paper, “On Algorithmic Wage Discrimination,” stated that “[a]s a labor management practice, algorithmic wage discrimination allows firms to personalize and differentiate wages for workers in ways unknown to them, paying them to behave in ways that the firm desires, perhaps for as little as the system determines that the workers may be willing to accept.” It also noted: “the determinants that result in lower pay for women drivers are driven in large part by the structure of wage setting—by algorithmic wage discrimination.”7 Another study of rideshare algorithms in Chicago found that neighborhoods with larger non-white populations and higher poverty levels are associated with higher fare prices.8

For these reasons, we urge you to vote FOR this proposal.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL.

7 Veena Dubal, “On Algorithmic Wage Discrimination,” November 2023: https://columbialawreview.org/content/on-algorithmic-wage-discrimination/.

8 Akshat Pandey and Aylin Caliskan, “Disparate Impact of Artificial Intelligence Bias in Ridehailing Economy's Price Discrimination Algorithms,” July 30, 2021: https://doi.org/10.1145/3461702.3462561.

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VOTING AND PROXY PROCEDURES

Only stockholders of record as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. The Class A Common Stock and Class B Common Stock will vote as a single class on all matters described in this Proxy Statement for which your vote is being solicited. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of Class A Common Stock is entitled to one vote on each proposal, and each share of Class B Common Stock is entitled to 20 votes on each proposal. Stockholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares after the Record Date. Based on publicly available information, Engine believes that the only outstanding classes of securities of the Company entitled to vote at the Annual Meeting are the Class A Common Stock and the Class B Common Stock.

Shares of Common Stock represented by properly executed BLUE universal proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Engine Nominees and the Unopposed Company Nominees, FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025, AGAINST the approval of, on an advisory basis, the compensation of the Company’s named executive officers and ABSTAIN with respect to the stockholder proposal regarding an assessment of Lyft’s use of artificial intelligence, as described herein.

The Company has disclosed that four (4) candidates can be elected to the Board at the Annual Meeting. We are soliciting proxies to elect not only the two (2) Engine Nominees, but also the two (2) Unopposed Company Nominees. Engine and Lyft will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to four (4) nominees on Engine’s enclosed BLUE universal proxy card. Any stockholder who wishes to vote for any combination of the Company’s nominees and the Engine Nominees may do so on Engine’s BLUE universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.

Stockholders are permitted to vote for less than four (4) nominees or for any combination (up to four (4) total) of the Engine Nominees and the Company’s nominees on the BLUE universal proxy card. However, if stockholders choose to vote for any of the Company’s nominees, we recommend that stockholders vote in favor of only the Company’s nominees who we believe are sufficiently qualified to serve as directors – the Unopposed Company Nominees – to help achieve a Board composition that we believe is in the best interest of all stockholders. We recommend that stockholders do not vote for any of the Company’s nominees other than the Unopposed Company Nominees. Among other potential consequences, voting for Company nominees other than the Unopposed Company Nominees may result in the failure of one or both of the Engine Nominees to be elected to the Board.

We believe that voting on the BLUE universal proxy card provides the best opportunity for stockholders to elect all of the Engine Nominees and achieve the best Board composition overall. Engine therefore urges stockholders to use our BLUE universal proxy card to vote “FOR” the two (2) Engine Nominees and the two (2) Unopposed Company Nominees.

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IF YOU MARK FEWER THAN FOUR (4) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR BLUE UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF THIS PROXY IS SIGNED AND NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE TWO (2) ENGINE NOMINEES AND THE TWO (2) UNOPPOSED COMPANY NOMINEES. IMPORTANTLY, IF YOU MARK MORE THAN FOUR (4) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

VIRTUAL MEETING

The Company has disclosed that the Annual Meeting will take place in a virtual meeting format only. Stockholders will not be able to attend the Annual Meeting in person. The Annual Meeting will be held by live webcast at www.cesonlineservices.com/lyft25_vm. According to the Company’s proxy statement, you may begin to log into the meeting platform beginning at 9:30 a.m., Pacific Time, on June 5, 2025. The webcast will begin promptly at 10:00 a.m., Pacific Time.

To attend and vote at the Annual Meeting, you must be pre-registered. To pre-register, please visit www.cesonlineservices.com/lyft25_vm with the control number from your BLUE proxy card. After registering, you will receive a confirmation email with a link and instructions for accessing the Annual Meeting. Verify that you have received the confirmation email in advance of the Annual Meeting, including the possibility that it may be in your spam or junk email folder. Registration requests must be received no later than 10:00 a.m., Pacific Time, on Wednesday, June 4, 2025. You must pre-register and receive a confirmation email in order to vote or submit a question during the Annual Meeting.

The virtual meeting platform is fully supported across browsers and devices running the most updated version of applicable software and plug-ins. Please ensure that you have a strong internet connection wherever you intend to participate in the Annual Meeting. Please also give yourself sufficient time to log-in before the Annual Meeting starts. If you encounter any technical difficulties with the virtual meeting website on the day of the Annual Meeting, please call the technical support number that will be listed in your reminder email sent the night before the Annual Meeting. Technical support will be available starting at 9:30 a.m., Pacific Time, and until the Annual Meeting has finished.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. According to the Company’s proxy statement, the presence, in person or by proxy, of a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting.

Abstentions, withhold votes, and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum. However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under applicable rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any of the proposals.

If you are a stockholder of record, you must deliver your vote by Internet, telephone or mail or attend the Annual Meeting and vote in order to be counted in the determination of a quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. Brokers do not have discretionary authority to vote on any of the proposals at the Annual Meeting. Accordingly, unless you vote via proxy card or provide instructions to your broker, your shares of Common Stock will count for purposes of attaining a quorum, but will not be voted on the proposals.

VOTES REQUIRED FOR APPROVAL

Proposal No. 1: Election of Directors – According to the Company’s proxy statement, each director is elected by a plurality of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the election of directors at the Annual Meeting. “Plurality” means that the four (4) nominees who receive the largest number of votes cast “FOR” such nominees are elected as directors. As a result, any shares not voted “FOR” a particular nominee (whether as a result of a withhold vote or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote (i) “FOR” for a director nominee or (ii) “WITHHOLD” for a director nominee. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Proposal No. 2: Ratification of Appointment of PricewaterhouseCoopers LLP – According to the Company’s proxy statement, the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025, requires the affirmative “FOR” vote of a majority of the voting power of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to this proposal. Abstentions are considered shares present and entitled to vote on this proposal, and thus will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal.

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Proposal No. 3: Advisory Vote on Executive Officer Compensation – According to the Company’s proxy statement, the approval of, on an advisory basis, the compensation of the Company’s named executive officers requires the affirmative “FOR” vote of a majority of the voting power of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to this proposal. Abstentions are considered shares present and entitled to vote on this proposal, and thus will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal. Because this proposal is an advisory vote, the result will not be binding on the Company’s Board or the Company. The Board and the Company’s compensation committee will consider the outcome of the vote when determining named executive officer compensation.

Proposal No. 4: The Stockholder Proposal – According to the Company’s proxy statement, the stockholder proposal regarding an assessment of Lyft’s use of artificial intelligence, if properly presented at the Annual Meeting, requires the affirmative “FOR” vote of a majority of the voting power of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to this proposal. Abstentions are considered shares present and entitled to vote on this proposal, and thus will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Under applicable Delaware law, none of the holders of Common Stock are entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting. If you sign and submit your BLUE universal proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with Engine’s recommendations specified herein and in accordance with the discretion of the persons named on the BLUE universal proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending and voting at the Annual Meeting (although, attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a written revocation or a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Engine in care of Saratoga at the address set forth on the back cover of this Proxy Statement or to the Secretary of the Company at the Company’s principal executive offices located at 185 Berry St., Suite 400, San Francisco, California 94107, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Engine in care of Saratoga at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares entitled to be voted at the Annual Meeting. Additionally, Saratoga may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Engine Nominees.

IF YOU WISH TO VOTE “FOR” THE ELECTION OF THE ENGINE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED BLUE UNIVERSAL PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

23

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Engine. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

Engine has entered into an agreement with Saratoga for solicitation and advisory services in connection with this solicitation, for which Saratoga will receive a fee not to exceed $175,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Saratoga will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. We have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Stock they hold of record. Engine will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. In addition, Mr. Ajdler may solicit proxies as part of his duties in the normal course of his employment with Engine without any additional compensation. The Engine Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as director nominees. It is anticipated that Saratoga will employ approximately 15 persons to solicit stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Engine. Costs of this solicitation of proxies are currently estimated to be approximately $350,000 (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). Engine estimates that through the date hereof its expenses in connection with this solicitation are approximately $850,000. To the extent legally permissible, if Engine is successful in its proxy solicitation, Engine intends to seek reimbursement from the Company for the expenses it incurs in connection with this solicitation. Engine does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The Participants in this proxy solicitation are Engine Capital, Engine Jet, Engine Lift, Engine Management, Engine GP, Engine Investments, Engine Investments II, Mr. Ajdler, and the Engine Nominees.

The principal business address of each of Engine Capital, Engine Jet, Engine Lift, Engine Management, Engine GP, Engine Investments, Engine Investments II and Mr. Ajdler is 1345 Avenue of the Americas, 2nd Floor, New York, New York 10105. The principal business addresses of the Engine Nominees are set forth elsewhere in this Proxy Statement.

The principal business of each of Engine Capital, Engine Jet and Engine Lift is investing in securities. Engine Management serves as the investment manager of each of Engine Capital, Engine Jet and Engine Lift. Engine GP serves as the general partner of Engine Management. Engine Investments serves as the general partner of each of Engine Capital and Engine Jet. Engine Investments II serves as the general partner of Engine Lift. Mr. Ajdler serves as the Managing Partner of Engine Management and the Managing Member of each of Engine GP, Engine Investments and Engine Investments II. The principal businesses of the Engine Nominees are set forth elsewhere in this Proxy Statement.

24

As of the date hereof, Engine Capital directly beneficially owns 2,772,208 shares of Class A Common Stock. As of the date hereof, Engine Jet directly beneficially owns 278,862 shares of Class A Common Stock. As of the date hereof, Engine Lift directly beneficially owns 284,605 shares of Class A Common Stock. Engine Management, as the investment manager of each of Engine Capital, Engine Jet and Engine Lift, may be deemed the beneficial owner of the 3,335,675 shares of Class A Common Stock owned directly by Engine Capital, Engine Jet and Engine Lift. Engine GP, as the general partner of Engine Management, may be deemed the beneficial owner of the 3,335,675 shares of Class A Common Stock owned directly by Engine Capital, Engine Jet and Engine Lift. Engine Investments, as the general partner of each of Engine Capital and Engine Jet, may be deemed the beneficial owner of the 3,051,070 shares of Class A Common Stock owned directly by Engine Capital and Engine Jet. Engine Investments II, as the general partner of Engine Lift, may be deemed the beneficial owner of the 284,605 shares of Class A Common Stock owned directly by Engine Lift. Mr. Ajdler, as the Managing Partner of Engine Management, and the Managing Member of each of Engine GP, Engine Investments and Engine Investments II, may be deemed the beneficial owner of the 3,335,675 shares of Class A Common Stock directly owned by Engine Capital, Engine Jet and Engine Lift. As of the date hereof, neither Messrs. Bazaar nor Silvers beneficially owns any shares of Common Stock.

Each Participant may be deemed to be a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 3,335,675 shares of Class A Common Stock beneficially owned in the aggregate by all of the Participants. Each Participant disclaims beneficial ownership of the shares of Common Stock that he or it does not directly own. For information regarding transactions in securities of the Company during the past two years by the Participants, please see Schedule I attached hereto.

The shares of Class A Common Stock purchased by each of Engine Capital, Engine Jet and Engine Lift were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business).

Except as otherwise set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his or its associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company.

There are no material proceedings to which any Participant or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Engine Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten (10) years.

25

OTHER MATTERS AND ADDITIONAL INFORMATION

Engine is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Engine is not aware of at a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE universal proxy card will vote on such matters in their discretion.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, Saratoga Proxy Consulting LLC, at the address set forth on the back cover of this Proxy Statement, or call toll free at (888) 368-0379. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to our knowledge.

This Proxy Statement is dated April 28 2025. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.

STOCKHOLDER PROPOSALS

According to the Company’s proxy statement, for a stockholder’s proposal to be considered for inclusion in the Company’s proxy statement for the 2026 annual meeting of stockholders (the “2026 Annual Meeting”), the Company must receive such stockholder’s written proposal no later than December 25, 2025. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

According to the Company’s proxy statement, Lyft’s Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in the Company’s proxy statement. The Company’s Bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in our proxy materials with respect to such annual meeting, (ii) otherwise properly brought before such annual meeting by or at the direction of the Company’s Board or (iii) properly brought before such meeting by a stockholder of record entitled to vote at such annual meeting who has delivered timely written notice to the Company’s Secretary, which notice must contain the information specified in the Company’s Bylaws. To be timely for the 2026 Annual Meeting, the Company’s Secretary must receive the written notice at the Company’s principal executive offices:

26

•	not earlier than 8:00 a.m., Pacific Time, on February 8, 2026; and
•	not later than 5:00 p.m., Pacific Time, on March 10, 2026.

In the event that the Company holds the 2026 Annual Meeting more than 25 days from the one-year anniversary of the 2025 Annual Meeting, notice of a stockholder proposal that is not intended to be included in the Company’s proxy statement must be received no earlier than 8:00 a.m., Pacific Time, on the 120th day before the 2026 Annual Meeting and no later than 5:00 p.m., Pacific Time, on the later of the following two dates:

•	the 90th day prior to the 2026 Annual Meeting; or
•	the 10th day following the day on which public announcement (as defined in the Company’s Bylaws) of the date of the 2026 Annual Meeting is first made.

If a stockholder who has notified the Company of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting, the Company is not required to present the proposal for a vote at such annual meeting.

In addition to satisfying the requirements under the Bylaws, to comply with the universal proxy rules under the Exchange Act, any stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 6, 2026.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2026 Annual Meeting is based on information contained in the Company’s proxy statement and the Bylaws. The incorporation of this information in this Proxy Statement should not be construed as an admission by Engine that such procedures are legal, valid or binding.

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT ENGINE EXPECTS TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THE DISCLOSURE IN THE COMPANY’S PROXY STATEMENT IS EXPECTED TO INCLUDE CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER IMPORTANT INFORMATION. STOCKHOLDERS ARE DIRECTED TO REFER TO THE COMPANY’S PROXY STATEMENT FOR THE FOREGOING INFORMATION, INCLUDING INFORMATION REQUIRED BY ITEM 7 OF SCHEDULE 14A WITH REGARD TO THE COMPANY’S NOMINEES. STOCKHOLDERS CAN ACCESS THE COMPANY’S PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS DISCLOSING THIS INFORMATION, WITHOUT COST, ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

27

SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements.

________________

Your vote is important. No matter how many or how few shares of Stock you own, please vote to elect the Engine Nominees by marking, signing, dating and mailing the enclosed BLUE universal proxy card promptly.

Engine Capital LP

April 28, 2025

28

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

ENGINE CAPITAL LP

Purchase of Common Stock	82,962	08/19/2024
Purchase of Common Stock	829,619	08/19/2024
Purchase of Common Stock	4,149	08/20/2024
Purchase of Common Stock	41,480	08/20/2024
Purchase of Common Stock	41,480	08/20/2024
Purchase of Common Stock	41,480	08/20/2024
Purchase of Common Stock	41,480	08/21/2024
Purchase of Common Stock	41,480	08/21/2024
Purchase of Common Stock	24,888	08/22/2024
Purchase of Common Stock	24,889	08/23/2024
Purchase of Common Stock	11,868	09/03/2024
Purchase of Common Stock	7,450	09/03/2024
Purchase of Common Stock	41,552	09/06/2024
Purchase of Common Stock	41,552	09/06/2024
Short Sale of November 15, 2024 Call Option ($15.00 Strike Price)[1]	(4,500)	10/11/2024
Short Sale of December 20, 2024 Call Option ($14.00 Strike Price)[2]	(227,100)	10/29/2024
Short Sale of December 20, 2024 Call Option ($15.00 Strike Price)[2]	(227,100)	10/29/2024
Short Sale of January 17, 2025 Call Option ($14.00 Strike Price)[2]	(181,500)	10/30/2024
Short Sale of January 17, 2025 Call Option ($15.00 Strike Price)[2]	(170,800)	10/30/2024
Sale of Common Stock	(26,836)	11/07/2024
Sale of Common Stock	(289,818)	11/07/2024
Sale of Common Stock	(1,823)	11/07/2024
Sale of Common Stock	(10,445)	11/07/2024
Sale of Common Stock	(41,437)	11/07/2024
Sale of Common Stock Upon Exercise of November 15, 2024 Call Option ($15.00 Strike Price)	(4,500)	11/15/2024
Purchase of Common Stock	23,515	02/11/2025
Purchase of Common Stock	20,927	02/11/2025
Purchase of Common Stock	102,495	02/11/2025
Purchase of Common Stock	997,271	02/12/2025
Purchase of Common Stock	390,598	02/13/2025
Purchase of Common Stock	220,897	02/14/2025
Purchase of Common Stock	8,311	02/14/2025
Purchase of Common Stock	81,798	02/21/2025
Purchase of Common Stock	83,067	02/21/2025
Purchase of Common Stock	83,067	02/21/2025
Sale of Common Stock	(141,208)	02/28/2025

I-1

ENGINE JET CAPITAL, L.P.

Purchase of Common Stock	8,449	08/19/2024
Purchase of Common Stock	84,491	08/19/2024
Purchase of Common Stock	422	08/20/2024
Purchase of Common Stock	4,225	08/20/2024
Purchase of Common Stock	4,225	08/20/2024
Purchase of Common Stock	4,225	08/20/2024
Purchase of Common Stock	4,225	08/21/2024
Purchase of Common Stock	4,225	08/21/2024
Purchase of Common Stock	2,535	08/22/2024
Purchase of Common Stock	2,535	08/23/2024
Purchase of Common Stock	751	09/03/2024
Purchase of Common Stock	4,189	09/06/2024
Purchase of Common Stock	4,189	09/06/2024
Short Sale of November 15, 2024 Call Option ($15.00 Strike Price)[1]	(500)	10/11/2024
Short Sale of December 20, 2024 Call Option ($14.00 Strike Price)[2]	(22,900)	10/29/2024
Short Sale of December 20, 2024 Call Option ($15.00 Strike Price)[2]	(22,900)	10/29/2024
Short Sale of January 17, 2025 Call Option ($14.00 Strike Price)[2]	(18,500)	10/30/2024
Short Sale of January 17, 2025 Call Option ($15.00 Strike Price)[2]	(17,400)	10/30/2024
Sale of Common Stock	(1,282)	11/07/2024
Sale of Common Stock	(29,551)	11/07/2024
Sale of Common Stock	(186)	11/07/2024
Sale of Common Stock	(1,065)	11/07/2024
Sale of Common Stock	(4,225)	11/07/2024
Sale of Common Stock Upon Exercise of November 15, 2024 Call Option ($15.00 Strike Price)	(500)	11/15/2024
Purchase of Common Stock	1,304	02/11/2025
Purchase of Common Stock	2,108	02/11/2025
Purchase of Common Stock	10,325	02/11/2025
Purchase of Common Stock	100,463	02/12/2025
Purchase of Common Stock	39,348	02/13/2025
Purchase of Common Stock	22,253	02/14/2025
Purchase of Common Stock	837	02/14/2025
Purchase of Common Stock	403	02/21/2025
Purchase of Common Stock	8,253	02/21/2025
Purchase of Common Stock	8,380	02/21/2025
Purchase of Common Stock	8,380	02/21/2025
Sale of Common Stock	(865)	02/28/2025
Sale of Common Stock	(14,204)	02/28/2025

I-2

ENGINE LIFT CAPITAL, L.P.

Purchase of Common Stock	8,589	08/19/2024
Purchase of Common Stock	85,890	08/19/2024
Purchase of Common Stock	429	08/20/2024
Purchase of Common Stock	4,295	08/20/2024
Purchase of Common Stock	4,295	08/20/2024
Purchase of Common Stock	4,295	08/20/2024
Purchase of Common Stock	4,295	08/21/2024
Purchase of Common Stock	4,295	08/21/2024
Purchase of Common Stock	2,577	08/22/2024
Purchase of Common Stock	2,576	08/23/2024
Purchase of Common Stock	2	09/03/2024
Purchase of Common Stock	764	09/03/2024
Purchase of Common Stock	4,259	09/06/2024
Purchase of Common Stock	4,259	09/06/2024
Sale of Common Stock	(30,344)	11/07/2024
Sale of Common Stock	(191)	11/07/2024
Sale of Common Stock	(1,094)	11/07/2024
Sale of Common Stock	(4,338)	11/07/2024
Purchase of Common Stock	2,146	02/11/2025
Purchase of Common Stock	10,510	02/11/2025
Purchase of Common Stock	102,266	02/12/2025
Purchase of Common Stock	40,054	02/13/2025
Purchase of Common Stock	22,652	02/14/2025
Purchase of Common Stock	852	02/14/2025
Purchase of Common Stock	1,123	02/21/2025
Purchase of Common Stock	8,423	02/21/2025
Purchase of Common Stock	8,553	02/21/2025
Purchase of Common Stock	8,553	02/21/2025
Sale of Common Stock	(883)	02/28/2025
Sale of Common Stock	(14,497)	02/28/2025

_________________

1 Represents shares of Common Stock underlying American-style call options sold short in the over-the-counter market, all of which were exercised by the counterparty thereto.

2 Represents shares of Common Stock underlying American-style call options sold short in the over-the-counter market, all of which expired worthless.

I-3

SCHEDULE II

The following table is reprinted from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2025.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2025 for:

•	each of our directors;
•	each of our named executive officers;
•	all of our current directors and executive officers as a group; and
•	each person or group known by us to be the beneficial owner of more than 5% of our Class A and Class B common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.

We have based our calculation of the percentage of beneficial ownership on 411,817,000 shares of our Class A common stock and 8,530,629 shares of our Class B common stock outstanding as of March 31, 2025. We have deemed shares of our common stock subject to stock options held as of March 31, 2025 that are currently exercisable or exercisable within 60 days of March 31, 2025 or issuable pursuant to RSUs held as of March 31, 2025 which are subject to vesting and settlement conditions expected to occur within 60 days of March 31, 2025 to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Lyft, Inc., 185 Berry St., Suite 400, San Francisco, California 94107. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

II-1

	Amount and nature of beneficial ownership†				Percent of Total Voting Power#
Name	Class A shares	%	Class B shares	%
David Risher(1)	1,087,796	*	—	—	*
Erin Brewer(2)	458,036	*	—	—	*
Lindsay Llewellyn(3)	122,034	*	—	—	*
Logan Green(4)	267,640	*	5,442,102	63.8%	18.7%
John Zimmer(5)	881,922	*	3,088,527	36.2%	10.8%
Sean Aggarwal(6)	1,531,524	*	—	—	*
Jill Beggs(7)	22,039	*	—	—	*
Ariel Cohen(8)	49,255	*	—	—	*
David Lawee(9)	90,749	*	—	—	*
Dave Stephenson(10)	65,488	*	—	—	*
Betsey Stevenson(11)	33,708	*	—	—	*
Janey Whiteside(12)	39,913	*	—	—	*
Kristin Sverchek(13)	300,081	*	—	—	*
All current executive officers and directors as a group (12 persons)(14)	4,650,104	1.1%	8,530,629	100.0%	30.0%
Greater than 5% stockholders
Entities affiliated with The Vanguard Group(15)	32,116,652	7.8%	—	—	5.5%
Entities affiliated with Fidelity(16)	30,637,803	7.4%	—	—	5.3%

II-2

________________________________________________________________________

†	The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a share-for-share basis, such that each holder of Class B common stock beneficially owns an equivalent number of shares of Class A common stock.
#	Percentage total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, as a single class. Each holder of Class B common stock shall be entitled to twenty votes per share of Class B common stock and each holder of Class A common stock shall be entitled to one vote per share of Class A common stock on all matters submitted to our stockholders for a vote. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law.
*	Represents less than one percent (1%).
(1)	Consists of (i) 475,296 shares of Class A common stock held by Mr. Risher and (ii) 612,500 shares of Class A common stock issuable to Mr. Risher upon the vesting of performance stock units within 60 days of March 31, 2025.
(2)	Consists of (i) 347,586 shares of Class A common stock held by the Erin M Brewer 2022 Trust, dated August 9, 2022, for which Ms. Brewer serves as trustee and (ii) 110,450 shares of Class A common stock issuable to Ms. Brewer upon the vesting of restricted stock units within 60 days of March 31, 2025.
(3)	Consists of (i) 6,801 shares of Class A common stock held by Ms. Llewellyn; (ii) 22,736 shares of Class A common stock held by a living trust for which Ms. Llewellyn serves as trustee; (iii) 60,537 shares of Class A common stock issuable to Ms. Llewellyn upon the vesting of restricted stock units within 60 days of March 31, 2025; and (iv) 31,960 shares of Class A common stock issuable to Ms. Llewellyn upon the vesting of performance stock units within 60 days of March 31, 2025.
(4)	Consists of (i) 263,151 shares of Class A common stock held by Mr. Green; (ii) 1,627,851 shares of Class B common stock held by Mr. Green; (iii) 2,776,707 shares of Class B common stock held by El Trust dated August 3, 2015, for which Mr. Green and Mr. Green’s spouse serves as co-trustees; (iv) 1,037,544 shares of Class B common stock held by The Green 2014 Irrevocable Trust dated June 12, 2014, for which Mr. Zimmer serves as trustee; and (v) 4,489 shares of Class A common stock issuable to Mr. Green upon the vesting of restricted stock units within 60 days of March 31, 2025.
II-3

(5)	Consists of (i) 877,433 shares of Class A common stock held by Mr. Zimmer; (ii) 1,750,302 shares of Class B common stock held by Mr. Zimmer; (iii) 837,605 shares of Class B common stock held by The Zimmer 2014 Irrevocable Trust dated June 16, 2014, for which Mr. Green serves as trustee; (iv) 500,620 shares of Class B common stock held by The John Zimmer Living Trust dated July 30, 2015, for which Mr. Zimmer serves as trustee; and (v) 4,489 shares of Class A common stock issuable to Mr. Zimmer upon the vesting of restricted stock units within 60 days of March 31, 2025.
(6)	Consists of (i) 73,210 shares of Class A common stock held by Mr. Aggarwal; (ii) 971,269 shares of Class A common stock held by Aggarwal Lee Family Trust, for which Mr. Aggarwal and Mr. Aggarwal’s spouse serve as co-trustees; (iii) 282,556 shares of Class A common stock held by the Aggarwal Lee Children’s Trust dated March 28, 2016, for which Mr. Aggarwal and Mr. Aggarwal’s spouse serve as co-trustees; (iv) 200,000 shares of Class A common stock held by Aggarwal Lee Dynasty Trust dated April 18, 2016, for which Mr. Aggarwal and Mr. Aggarwal’s spouse serve as co-trustees; and (v) 4,489 shares of Class A common stock issuable to Mr. Aggarwal upon the vesting of restricted stock units within 60 days of March 31, 2025.
(7)	Consists of 17,550 shares of Class A common stock held by Ms. Beggs; and (ii) 4,489 shares of Class A common stock issuable to Ms. Beggs upon the vesting of restricted stock units within 60 days of March 31, 2025.
(8)	Consists of (i) 44,766 shares of Class A common stock held by Mr. Cohen; and (ii) 4,489 shares of Class A common stock issuable to Mr. Cohen upon the vesting of restricted stock units within 60 days of March 31, 2025.
(9)	Consists of (i) 6,578 shares of Class A common stock held by Mr. Lawee; and (ii) 84,171 shares of Class A common stock issuable to Mr. Lawee upon the vesting of restricted stock units, or settlement of vested restricted stock units for which a deferral election has been made under the Outside Director Compensation Policy, within 60 days of March 31, 2025.
(10)	Consists of (i) 26,990 shares of Class A common stock held by Mr. Stephenson; and (ii) 38,498 shares of Class A common stock issuable to Mr. Stephenson upon the vesting of restricted stock units, or settlement of vested restricted stock units for which a deferral election has been made under the Outside Director Compensation Policy, within 60 days of March 31, 2025.
(11)	Consists of (i) 29,219 shares of Class A common stock held by Ms. Stevenson; and (ii) 4,489 shares of Class A common stock issuable to Ms. Stevenson upon the vesting of restricted stock units within 60 days of March 31, 2025.
(12)	Consists of (i) 17,332 shares of Class A common stock issuable to Ms. Whiteside; and (ii) 22,581 shares of Class A common stock issuable to Ms. Whiteside upon the vesting of restricted stock units or settlement of vested restricted stock units for which a deferral election has been made under the Outside Director Compensation Policy within 60 days of March 31, 2025.
(13)	Ms. Sverchek left the Company in August 2024. The shares reported are as of January 22, 2025, the last date on which the Company has records for Ms. Sverchek. As of such date, the reported shares consisted of (i) 261,303 shares of Class A common stock held by Ms. Sverchek and (ii) 38,778 shares of Class A common stock held by the Thomas and Kristin Sverchek Revocable Trust, for which Ms. Sverchek and Ms. Sverchek’s spouse serve as co-trustees.
II-4

(14)	Consists of (i) 3,662,473 shares of Class A common stock beneficially owned by our current executive officers and directors; (ii) 8,530,629 shares of Class B common stock beneficially owned by our Co-Founders; and (iii) 987,631 shares of Class A common stock issuable upon the vesting of restricted stock units or performance stock units or settlement of vested restricted stock units for which a deferral election has been made under the Outside Director Compensation Policy within 60 days of March 31, 2025.
(15)	Based solely on a Schedule 13G/A filed with the SEC on February 13, 2024, reporting shared voting power with respect to 148,299 shares of Class A common stock, sole dispositive power with respect to 31,595,899 shares of Class A common stock and shared dispositive power with respect to 520,753 shares of Class A common stock. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(16)	Based solely on a Schedule 13G/A filed with the SEC on January 8, 2025, reporting beneficial ownership with respect to 30,637,802.59 shares of Class A common stock. The Schedule 13G/A reported sole voting power with respect to 25,765,181.43 shares of Class A common stock and sole dispositive power with respect to 30,637,802.59 shares of Class A common stock by FMR LLC and sole dispositive power with respect to 30,637,802.59 shares by Abigail P. Johnson. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. The address for FMR LLC is 245 Summer Street, Boston, MA 02210.

II-5

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give Engine your proxy “FOR” the election of the Engine Nominees and in accordance with Engine’s recommendations on the other proposals on the agenda for the Annual Meeting by:

•	SIGNING, DATING and MAILING the enclosed BLUE universal proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).
•	VOTING BY INTERNET using the unique “control number” and following the instructions that appear on your BLUE universal proxy card.

You may vote your shares at the Annual Meeting; however, even if you plan to attend the Annual Meeting, we recommend that you submit your BLUE universal proxy card by mail by the applicable deadline so that your vote will still be counted if you later decide not to attend the Annual Meeting. If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed BLUE universal voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Saratoga Proxy Consulting LLC as set forth below.

If you have any questions, require assistance in voting your BLUE universal proxy card,

or need additional copies of Engine’s proxy materials,

please contact:

520 8th Avenue, 14th Floor

New York, NY 10018

(212) 257-1311

Stockholders call toll-free at (888) 368-0379
Email: info@saratogaproxy.com

LYFT, INC.

2025 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF ENGINE CAPITAL LP AND THE OTHER PARTICIPANTS IN ITS PROXY SOLICITATION

THE BOARD OF DIRECTORS OF LYFT, INC.
IS NOT SOLICITING THIS PROXY

P          R          O          X          Y

The undersigned appoints Arnaud Ajdler, Andrew Freedman and John Ferguson, and each of them, attorneys and agents with full power of substitution to vote all shares of stock of Lyft, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2025 annual meeting of stockholders of the Company scheduled to be held virtually on Thursday, June 5, 2025, at 10:00 a.m. Pacific Time (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Engine Capital LP (together with the other participants in its solicitation, “Engine”) a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF THIS PROXY IS SIGNED AND NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” THE TWO (2) ENGINE NOMINEES AND TWO (2) COMPANY NOMINEES UNOPPOSED BY ENGINE, “FOR” PROPOSAL 2, “AGAINST” PROPOSAL 3 AND “ABSTAIN” WITH RESPECT TO PROPOSAL 4.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Engine’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BLUE UNIVERSAL PROXY CARD

[X] Please mark vote as in this example

ENGINE STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE TWO (2) ENGINE NOMINEES AND THE TWO (2) COMPANY NOMINEES UNOPPOSED BY ENGINE, AND NOT TO VOTE “FOR” ANY OF THE REMAINING COMPANY NOMINEES LISTED BELOW IN PROPOSAL 1.

YOU MAY SUBMIT VOTES FOR UP TO FOUR (4) NOMINEES. IMPORTANTLY, IF YOU MARK MORE THAN FOUR (4) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN FOUR (4) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED.

1.	To elect four directors to the Board of Directors to serve until the Company’s 2028 annual meeting and until their successors are duly elected and qualified.

ENGINE NOMINEES	FOR	WITHHOLD
1. Alan L. Bazaar	☐	☐
2. Daniel B. Silvers	☐	☐

COMPANY NOMINEES UNOPPOSED BY ENGINE	FOR	WITHHOLD
1. Jill Beggs	☐	☐
2. Ariel Cohen	☐	☐

COMPANY NOMINEES OPPOSED BY ENGINE	FOR	WITHHOLD
1. Sean Aggarwal	☐	☐
2. Betsey Stevenson	☐	☐

ENGINE MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 2.

2.	Company’s proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025.
☐ FOR	☐ AGAINST	☐ ABSTAIN

BLUE UNIVERSAL PROXY CARD

ENGINE MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 3.

3.	Company’s proposal to approve of, on an advisory basis, the compensation of the Company’s named executive officers.

☐ FOR	☐ AGAINST	☐ ABSTAIN

ENGINE MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 4.

4.	Stockholder proposal regarding an assessment of Lyft’s use of artificial intelligence, if properly presented at the Annual Meeting.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.